DWS VARIABLE SERIES II

  SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIOS:

                             ----------------------

                                DWS Balanced VIP

The following individual has replaced Matthias Knerr as a portfolio manager for the above-listed portfolio. The following biographical information replaces that for Mr. Knerr in "The Portfolio Managers" section of the portfolio's prospectuses:


  Joseph Axtell, CFA
  Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
    o Joined Deutsche Asset Management in 2001 and the portfolio in 2008.
    o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
    o Director, International Research at PCM International
      (1989-1996).
    o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
    o Analyst at Prudential-Bache Capital Funding in London
      (1987-1988).
    o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
    o B.S., Carlson School of Management, University of Minnesota.

The following individual has been named consultant to the portfolio's advisor, Deutsche Investment Management Americas Inc. (the "Advisor").

  Michael Sieghart, CFA
  Managing Director of DWS Investment GmbH: Frankfurt and consultant to the Advisor.
    o Joined DWS Investment GmbH: Frankfurt in 1997.
    o Senior fund manager of global and European equities:
      Frankfurt.
    o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.








               Please Retain This Supplement for Future Reference


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                                                             Deutsche Bank Group
August 19, 2008
VS-3610